SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C.  20549

                           FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Act of 1934


Date of Report: November 29, 1999


                     WESTVACO CORPORATION
    (Exact name of registrant as specified in its charter)



  DELAWARE                   1-3013             13-1466285
(State or other           (Commission        (I.R.S. Employer
 jurisdiction             File Number)      Identification No.)
of incorporation)



      299 PARK AVENUE, NEW YORK, NEW YORK           10171
   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code
(212) 688-5000





Item 5.   Other Events.

          See Exhibit 99 to this Form 8-K


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits.

               Exhibit 99  Westvaco Corporation Press Release
               issued November 29, 1999



               SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WESTVACO CORPORATION

                    By

                         John C. Carrara
                         Assistant General Counsel and Assistant
                               Secretary

December 3, 1999




           EXHIBIT INDEX



Exhibit 99 - Westvaco Corporation Press Release issued
November 29, 1999